1480841
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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                            FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                      EXCHANGE ACT OF 1934


Date of Report (Date of earliest           June 22, 2006
event reported)

                      HAROLD'S STORES, INC.
     (Exact name of registrant as specified in its charter)

     Oklahoma                 1-10892              73-1308796
  (State or other           (Commission           (IRS Employer
   jurisdiction            File Number)          Identification
 of incorporation)                                    No.)

           5919 Maple Avenue                        75235
               Dallas, TX
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number,              (214) 366-0600
including area code:


 (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

     q     Written communications pursuant to Rule 425 under  the
Securities Act (17 CFR 230.425)

     q     Soliciting material pursuant to Rule 14a-12 under  the
Exchange Act (17 CFR 240.14a-12)

     q    Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

     q    Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

     q

        Item 3.01    Notice of Delisting or Failure to Satisfy  a
        Continued Listing Rule or Standard; Transfer of Listing

     On June 22, 2006, the Board of Directors of Harold's Stores, Inc. (the "Company") determined to voluntarily withdraw its common stock from listing on the American Stock Exchange in light of the notification from the AMEX that as of the end of its last fiscal year, January 28, 2006, it failed to comply with Section 1003(a)(i) of the AMEX Company Guide specifying required minimum shareholder's equity. The Company has notified the AMEX of its decision and it expects that after the deregistration its shares of common stock will be eligible for trading on the Over the Counter Bulletin Board.

     The Company will continue to file reports as required by the Securities Exchange Act of 1934 with the Securities and Exchange
Commission.

     On  June  27,  2006,  the  Company issued  a  press  release announcing this event.  A copy of the Company's press release  is
attached  as  Exhibit  99.1  and  incorporated  herein  by   this
reference.

Item 9.01.     Financial Statements and Exhibits

     See Exhibit Index for exhibits included with this report.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            HAROLD'S STORES, INC.

                            By:  /s/ Jodi L. Taylor
Date June 27, 2006               Jodi L. Taylor, Chief Financial
:                                Officer

                        INDEX TO EXHIBITS



Exhib  Description
it
99.1   Press release dated June 27, 2006, issued by Harold's
       Stores, Inc.